                                                                    EXHIBIT 10.8






                             CHIEF AUTO PARTS INC.
                           1997 EMPLOYEE OPTION PLAN

                               TABLE OF CONTENTS

ARTICLE 1
         Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         -------

ARTICLE 2
         Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         -----------
         2.1     "Adjusted EBITDA"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  ---------------
         2.2     "Board of Directors" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  ------------------
         2.3     "Business Day" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  ------------
         2.4     "Cause"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  -----
         2.5     "Change of Control"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  -----------------
         2.6     "Code" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  ----
         2.7     "Commission" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  ----------
         2.8     "Common Stock" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  ------------
         2.9     "Company"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  -------
         2.10    "Compensation Committee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  ----------------------
         2.11    "Current Market Price" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  --------------------
         2.12    "Current Option Price" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  --------------------
         2.13    "Deferred Compensation Plan"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  --------------------------
         2.14    "Effective Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  --------------
         2.15    "Employee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                  --------
         2.16    "Exchange Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  ------------
         2.17    "Expiration Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  ---------------
         2.18    "Fair Market Value"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  -----------------
         2.19    "Fully Diluted Outstanding"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  -------------------------
         2.20    "Holder" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                  ------
         2.21    "Initial Public Offering"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  -----------------------
         2.22    "Majority Holders" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  ----------------
         2.23    "NASD" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  ----
         2.24    "Options"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  -------
         2.25    "Option Certificate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  ------------------
         2.26    "Option Price"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  ------------
         2.27    "Option Stock"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  ------------
         2.28    "Outstanding"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  -----------
         2.29    "Participant"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  -----------
         2.30    "Person" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                  ------
         2.31    "Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  ----
         2.32    "Qualified Holder" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  ----------------
         2.33    "Restricted Common Stock"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  -----------------------
         2.34    "Securities Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  --------------
         2.35    "TCW"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  ---





                                      (i)

         2.36    "Transfer" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  --------
         2.37    "Trigger Event"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                  -------------

ARTICLE 3

         Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         -----------

ARTICLE 4
         Common Stock Subject to the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         --------------------------------
         4.1.    Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 ----------------
         4.2.    Reissuance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 ----------

ARTICLE 5

         Administration of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         --------------------------
         5.1.    Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 --------------
         5.2.    Grant of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 ----------------
         5.3.    Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 --------------
         5.4.    Finality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 --------
         5.5.    Expenses. Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 -------------

ARTICLE 6

          Option Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          -------------------

ARTICLE 7

         Exercise of Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         ------------------
         7.1     Manner of Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 ------------------
         7.2     Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 -------
         7.3     Payment of Taxes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 ----------------
         7.4     No Fractional Shares.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 --------------------
         7.5     Continued Validity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 ------------------

ARTICLE 8

         Transfer, Division and Combination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         ----------------------------------
         8.1     Transfer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 --------
         8.2     Division and Combination.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 ------------------------
         8.3     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 --------
         8.4     Maintenance of Books.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 --------------------

ARTICLE 9

         Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         -----------
         9.1     Stock Dividend; Stock Split  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 ---------------------------
         9.2     Reorganization; Recapitalization; Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 ----------------------------------------
         9.3     Other Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 -----------------





                                      (ii)

         9.4     Adjustments to Current Option  Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 ------------------------------------

ARTICLE 10
         Notices to Option Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         -------------------------
         10.1    Notice of Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         ---------------------
         10.2    Notice of Corporate Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         --------------------------

ARTICLE 11
         No Impairment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
           -------------

ARTICLE 12
         Reservation and Authorization of Common Stock; Registration with or Approval of any
         -----------------------------------------------------------------------------------
         Governmental Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 12
         ----------------------

ARTICLE 13
         Taking of Record; Stock and Option Transfer Books  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         -------------------------------------------------

ARTICLE 14
         Restrictions on Transferability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         -------------------------------
         14.1    Restrictive Legend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 ------------------
         14.2    Restrictions on Proposed Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 ----------------------------------

ARTICLE 15
         Supplying Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         ---------------------

ARTICLE 16
         Loss or Mutilation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         ------------------

ARTICLE 17
         Office of Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         -----------------

ARTICLE 18
         Financial and Business Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         ----------------------------------
         18.1    Filings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 -------
         18.2    Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 ---------------

ARTICLE 19
         Tax Repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         --------------

ARTICLE 20
         No Rights as Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         -------------------------





                                     (iii)

ARTICLE 21

         Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         -------------
         21.1    Terms and Conditions of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 -------------------------------
         21.2    Effect of the Plan on Employment Relationship  . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ---------------------------------------------
         21.3    Amendment of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ---------------------
         21.4    Termination of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 -----------------------
         21.5    Effective Date of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 --------------------------
         21.6    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ------------
         21.7    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 --------
         21.8    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 -------------
         21.9    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 ----------------
         21.10   Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 -----------
         21.11   Inurement of Rights and Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 -----------------------------------
         21.12   Tax and Securities Law Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 --------------------------------
         21.13   Representations of Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 -------------------------------
         21.14   Notice Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 ----------------
         21.15   Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 --------
         21.16   Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 ----------------------
         21.17   Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 ---------

SCHEDULE 1
         Exhibit A
         Exhibit B

SCHEDULE 2
         Exhibit A
         Exhibit B






                                      (iv)

                             CHIEF AUTO PARTS INC.
                           1997 EMPLOYEE OPTION PLAN


                                   ARTICLE 1

                                    Purpose

         The purpose of the 1997 Employee Stock Option Plan (the "Plan") is to promote the interests of Chief Auto Parts Inc., a Delaware corporation (the "Company"), and the interests of the Company's stockholders by providing an opportunity to selected employees, officers and directors of the Company to purchase the Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "Options" (as herein defined) to acquire the Common Stock of the Company.

                                   ARTICLE 2

                                  Definitions

         For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

                 2.1 "Adjusted EBITDA" shall mean the Company's annual earnings before interest expense, interest income, provisions for income taxes, depreciation, amortization, gains or losses relating to the extinguishment of debt, accruals for bonuses payable in respect of the Deferred Compensation Plan, and accruals in respect of the Plan as determined from the Company's annual financial statements prepared in accordance with generally accepted accounting principles by the Company's independent accountants; provided that, at its reasonable discretion, the Board of Directors of the Company shall be entitled to modify the foregoing calculation where it deems such modification to be appropriate.

                 2.2 "Board of Directors" shall mean the Board of Directors of the Company.

                 2.3 "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                 2.4 "Cause" shall mean, without limitation, (i) conviction of a felony or any crime of moral turpitude, (ii) commission of an act of fraud upon, or bad faith or willful misconduct toward the Company, (iii) conduct constituting gross negligence which in the determination of the Board of Directors has been or is likely to be materially injurious to the Company; and (iv) willful or continued failure substantially to perform duties and obligations relating to employment of such

Participant. The Board of Directors shall have reasonable discretion to determine if "Cause" has occurred.

                 2.5 "Change of Control" shall mean the occurrence of an event whereby a party other than TCW or its affiliates, or an employee stockholder as of the Effective Date, acquires an interest of at least 50.01% of the Company's Outstanding voting securities.

                 2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor legislation.

                 2.7 "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                 2.8 "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.01 par value per share, of the Company as constituted on the Effective Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 9.2) received by or distributed to the holders of Common Stock of Company in the circumstances contemplated by Section 9.2.

                 2.9 "Company" shall mean Chief Auto Parts Inc., a Delaware corporation.

                 2.10 "Compensation Committee" shall mean the committee of the Board of Directors referred to in Article 5 hereof.

                 2.11 "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the Fair Market Value per share of Common Stock at such date.

                 2.12 "Current Option Price" shall mean the fair market value of a share of Common Stock on the date of grant, as determined by the Compensation Committee in good faith, as adjusted hereunder.

                 2.13 "Deferred Compensation Plan" shall mean the 1994 Executive Target Bonus Plan.

                 2.14     "Effective Date" shall mean June 1, 1997.

                 2.15 "Employee" shall mean any person employed by, or performing services for, the Company, including, without limitation, directors and officers.

                 2.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                 2.17 "Expiration Date" as to any Option issued to any Participant shall mean the earlier of (i) the date such Participant (A) voluntarily terminates his or her employment with the Company or (B) is terminated for Cause, (ii) 90 days after the date such Participant is terminated by the Company without Cause, (iii) 180 days after the date such Participant dies or becomes permanently disabled, or (iv) ten (10) years from the date of grant of such Option.

                 2.18 "Fair Market Value" shall mean, if there is no public market for the Option Stock, the fair market value as of the date of a Trigger Event as such value is determined by a nationally recognized appraiser selected by the Company; provided, however, that if the aggregate number of Option Stock (either outstanding or underlying the Options to be valued) subject to valuation shall in the aggregate represent less than 0.5% of the Fully Diluted Outstanding Common Stock, then "Fair Market Value" shall be based on a computation assuming that the value of the Company's outstanding Common Stock outstanding as of the date of valuation is equal to the sum of (A) the product of Adjusted EBITDA for the most recently reported four fiscal quarters ending on the date of the most recently completed fiscal quarter (the "Balance Sheet Date") multiplied by the Multiple and (B) cash and cash equivalents as of the Balance Sheet Date, (C) an amount equal to the aggregate exercise price of all Options and warrants then outstanding less amounts that would be payable under the Deferred Compensation Plan had all Options issued under the Plan been exercised, less (D) total indebtedness (including obligations under capitalized leases) outstanding as of the Balance Sheet Date, all as shall be reasonably adjusted in good faith by the Board of Directors of the Company for material changes in the Company's balance sheet after the Balance Sheet Date. For the purposes of this definition, "Multiple" shall be equal to 5.0 but may be adjusted from time to time at the sole discretion of the Board of Directors; provided, however, that the Multiple shall not be less than 5.0 at any time.
If there is a public market for the Common Stock, "Fair Market Value" shall mean the last reported sales price of the Common Stock (or asking price if the shares of Common Stock are traded on the NASD over-the-counter market) on the date of determination.

                 2.19 "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of all warrants and Options outstanding on such date, and other options to purchase, or securities convertible into, shares of Common Stock outstanding on such date.

                 2.20 "Holder" shall mean the Person in whose name the Option set forth herein is registered on the books of Company maintained for such purpose.

                 2.21 "Initial Public Offering" means the effectiveness of a registration statement under the Securities Act (other than a registration on Form S-8 or S-4 or any successor form or any other registration relating to a special offering to the Company's employees or security holders) covering any of the Common Stock and the completion of a sale of such Common Stock thereunder, if as a result of such sale, any shares of Common Stock are traded on the New York Stock Exchange or the American Stock Exchange, or quoted on the NASDAQ National Market System.

                 2.22 "Majority Holders" shall mean the holders of Options exercisable for in excess of 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of all options.

                 2.23 "NASD" shall mean the National Association of Securities Dealers, Inc.

                 2.24 "Options" shall mean Options to purchase Common Stock issued pursuant to the Plan and all Options issued upon transfer, division or combination of, or in substitution for, any thereof. All Options issued pursuant to the Plan shall at all times be identical as to terms and conditions, except as to the number of shares of Common Stock for which they may be exercised.

                 2.25 "Option Certificate" shall mean a certificate substantially in the form of Schedule 1 or Schedule 2 attached hereto evidencing ownership of Options.

                 2.26 "Option Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of an Option pursuant to Section 7.1, multiplied by (ii) the Current Option Price as of the date of such exercise.

                 2.27 "Option Stock" shall mean the shares of Common Stock purchased by the holders of the Options upon the exercise thereof.

                 2.28 "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                 2.29 "Participant" shall mean any Employee to whom an Option is granted under the Plan.

                 2.30 "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                 2.31 "Plan" shall mean the 1997 Employee Option Plan of the Company.

                 2.32 "Qualified Holder" shall mean a Participant (or his or her heirs, estate or personal representatives or transferee pursuant to a qualified domestic relations order as defined by the Code) who beneficially owns Option Stock or vested Options issued pursuant to the Plan.

                 2.33 "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of the Option would be, evidenced by a certificate bearing the restrictive legend set forth in Section 14.1(a).

                 2.34 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 2.35 "TCW" shall mean TCW Special Credits Fund V - The Principal Fund.

                 2.36 "Transfer" shall mean any disposition of any Option or Option Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                 2.37 "Trigger Event" shall mean the termination of any Participant's employment or other relationship with the Company for any reason.

                                   ARTICLE 3

                                  Eligibility

         Options may be granted to any Employee. No person other than a Participant shall have any right to participate in the Plan.

                                   ARTICLE 4

                        Common Stock Subject to the Plan

                 4.1.     Number of Shares.        The total number of shares
of Common Stock for which Options may be granted under the Plan shall not exceed in the aggregate 1,000.00 shares of Common Stock (subject to adjustment as provided in Article 9).

                 4.2. Reissuance. The shares of Common Stock that may be subject to Options granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Board of Directors may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under the Plan.

                                   ARTICLE 5

                           Administration of the Plan

                 5.1. Administration. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Upon such time as the Common Stock becomes subject to Section 16 of the Exchange Act, (i) all members of the Compensation Committee shall be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act, and, to the extent feasible, (ii) the Compensation Committee shall consist solely of two (2) or more outside directors within the meaning of the Code Section 162(m).

                 5.2.     Grant of Options.        The Compensation Committee
shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder according to the terms of the Plan; (ii) subject to Article 4, to establish the number of shares of Common Stock that may be issued; and (iii) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

                 5.3. Interpretation. The Compensation Committee has complete discretion and authority to interpret the Plan, decide all questions of eligibility and benefits hereunder, and adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

                 5.4.     Finality.        The interpretation and construction
by the Compensation Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties.

                 5.5.     Expenses. Etc.   All expenses and liabilities
incurred by the Compensation Committee in the administration of the Plan shall be borne by the Company. The Compensation Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Compensation Committee, the Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Compensation Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

                                   ARTICLE 6

                              Option Certificates

         The Option Certificates evidencing the Options to be delivered pursuant to the Plan shall be in registered form only and shall be substantially in the form set forth in either Schedule 1 or Schedule 2 attached hereto. Option Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Option Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, or Vice President, and Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Option Certificates, and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Option Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Option Certificates. Upon the grant of any Options hereunder, the Company shall promptly deliver to the grantee an Option Certificate evidencing such Options.

                                   ARTICLE 7

                               Exercise of Option

                 7.1      Manner of Exercise.      From and after the issuance
of an Option and until 5:00 P.M., New York time, on its Expiration Date, and subject to the vesting requirements of Section 7.2 hereof, a Holder may exercise his or its Options, on any Business Day, for all or any part of the number of shares of Common Stock purchasable thereunder.

                          7.1.1   In order to exercise an Option, in whole or
in part, the exercising Holder shall deliver to the Company at its principal office at One Lincoln Centre, 5400 LBJ Freeway, Suite 200, Dallas, Texas 75240 (Attn: Corporate Secretary) or at the office or agency designated by Company pursuant to Article 17, (i) a written notice of such Holder's election to exercise such Option, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Option Price and (iii) the Option Certificate or Certificates evidencing such Options. Such notice shall be substantially in the form of the subscription form appearing at the end of this Agreement as Exhibit A, duly executed by Holder or his or its agent, attorney, or attorney-in-fact. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within ten (10) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of such Holder or, subject to Article 14, such other name as shall be designated in the notice. An Option shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and the Option Certificate evidencing such Options, is received by the Company as described above and all taxes required to be paid by such Holder, if any, pursuant to Section 7.3 prior to the issuance of such shares have been paid. If an Option shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Option Stock, deliver to such Holder a new Option Certificate evidencing the unexercised Options of such Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired an Option Certificate or any Option Stock otherwise than in accordance with the Plan.

                      7.1.2 Payment of the Option Price shall be made at the option of the Holder by a wire transfer to an account in a bank located in the United States designated by the Company for such purpose, or by a certified or official bank check payable to the order of the Company.

                 7.2      Vesting.         Options shall vest and become
exercisable at the rate of twenty-five percent (25%) per year on each anniversary date of the effective date of grant with respect to which the Participant is employed (each such date being a "Vesting Date").

           Notwithstanding the foregoing and unless otherwise noted in an Option Certificate issued in the form of Schedule 2, the portion of an Option which would otherwise vest and become exercisable on the next succeeding Vesting Date shall vest immediately on the earliest of: (i) the Participant's date of involuntary termination of employment or other relationship with the Company other than for Cause, (ii) the date on which the Participant's employment or other relationship with the Company is terminated on account of death or permanent disability, or (iii) the occurrence of a Change of Control. Any Options which are not vested in accordance with the preceding provisions shall terminate immediately upon a Participant's termination of employment or other relationship with the Company or, if earlier, upon the occurrence of a Change of Control, subject to the Company's reissuance of such Options pursuant to the terms of the Plan.

                 7.3      Payment of Taxes.        All shares of Common Stock
issuable upon the exercise of an Option and payment therefor pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the exercising Holder, in which case such taxes or charges shall be paid by Holder and shall be reimbursed by Company (except for franchise taxes and taxes on or measured by income). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Option in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

                 7.4      No Fractional Shares.    The Company shall not be
required to issue a fractional share of Common Stock upon exercise of any Option. As to any fraction of a share which the Holder of one or more Options would otherwise be entitled to purchase upon exercise of any such Options, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

                 7.5      Continued Validity.      A holder of shares of Common
Stock issued upon the exercise of an Option, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as a holder under Articles 15, 18 and 21 of this Plan. The Company will, at the time of each exercise of an Option, in whole or in part, upon the written request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

                                   ARTICLE 8

                       Transfer, Division and Combination

                 8.1      Transfer.        Subject to compliance with Article
14, Transfer of an Option and all rights hereunder, in whole or in part, shall be registered on the books of Company to be maintained for such purpose, upon surrender of an Option at the principal office of Company referred to in
Section 7.1 or the office or agency designated by Company pursuant to Article 17, together with a written assignment of such Option substantially in the form of Exhibit B hereto duly executed by Holder or its agent, attorney, or attorney-in-fact and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, Company shall, subject to Article 14, execute and deliver a new Option or Options in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Option evidencing the portion such an Option not so assigned, and the surrendered Option shall promptly be canceled. An Option, if properly assigned in compliance with Article 14, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Option issued.

                 8.2      Division and Combination.         Subject to Article
14, an Option may be divided or combined with other Options upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Options are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 8.1 and with Article 14, as to any Transfer which may be involved in such division or combination, the Company shall execute and deliver a new Option or Options (in substantially the form of Options issued pursuant to the Plan, evidencing in the aggregate the right to purchase upon vesting in accordance herewith the number of remaining shares that then underlie such Options, each such new Option to be dated the date of such exchange and to represent the right to purchase such number of shares as shall be designated on the Option or Options) in exchange for the Option or Options to be divided or combined in accordance with such notice.

                 8.3      Expenses.        The Company shall prepare, issue and
deliver at its own expense (other than transfer taxes) the new Option or Options under this Article 8.

                 8.4      Maintenance of Books.    The Company agrees to
maintain, at its aforesaid office or agency and at its sole expense, books for the registration and the registration of transfer of the Options.

                                   ARTICLE 9

                                  Adjustments

         The number of shares of Common Stock for which this Option is exercisable, or the price at which such shares may be purchased upon exercise of an Option, shall be subject to adjustment from time to time as set forth in this Article 9. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Article 9 at the time of such event.

                 9.1      Stock Dividend; Stock Split.      If a dividend or
stock split shall be hereinafter declared upon the Common Stock of the Company payable in shares of Common Stock of the Company, the number of shares of Common Stock then subject to an Option and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an Option shall be adjusted by converting each such share to the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or stock split.

                 9.2 Reorganization; Recapitalization; Merger. If the Outstanding shares of the Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any Option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

                 9.3      Other Adjustments.       If there shall be any
change, other than as specified in Sections 9.1 and 9.2, in the number or kind of outstanding shares of Common Stock of the Company or of any stock or other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Compensation Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the shares then subject to an Option or Options, such adjustment shall be made by the Compensation Committee and shall be effective and binding for all purposes of the Plan and of each Option Certificate.

                 9.4      Adjustments to Current Option  Price.     In the case
of any such substitution or adjustment as provided for in this Article 9, the Current Option Price shall also be equitably adjusted to take such substitution or adjustment into account; provided, that the aggregate Option Price shall not change as a result of such adjustment. No adjustment or substitution provided for in this Article 9 shall require the Company to issue a fractional share of Common Stock, and the total substitution or adjustment with respect to each Option shall be limited accordingly.

                                   ARTICLE 10

                           Notices to Option Holders

                 10.1     Notice of Adjustments.   Whenever the number of
shares of Common Stock for which an Option is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Options, shall be adjusted pursuant to Article 9, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or Options or other subscription or purchase rights referred to in Article 9), specifying the number of shares of Common Stock for which an Option is exercisable and (if such adjustment was made pursuant to Article 9) describing the number and kind of any other shares of stock or other property for which an Option is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 21.14. The Company shall keep at its office or agency designated pursuant to Article 17 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of an Option designated by a Holder thereof.

                 10.2     Notice of Corporate Action.       If at any time

              (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

              (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

              (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 21.14.

                                   ARTICLE 11

                                 No Impairment

         The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of Options issued under the Plan above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of Options issued under the Plan, and
(c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under Options issued under the Plan.

                                   ARTICLE 12

     Reservation and Authorization of Common Stock; Registration with or
                    Approval of any Governmental Authority

         The Company shall at all times reserve and keep available for issue upon the exercise of Options such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Options. All shares of Common Stock which shall be so issuable, when issued, upon exercise of any Option and payment therefor in accordance with the terms of such Option, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights. Nothing herein, in any agreement entered into hereunder, or in any Option issued hereunder, shall require the Company to sell or issue any Common Stock or other securities pursuant to such Option if such sale or issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, or any other applicable federal or state statute, rule, or regulation, as then in effect. At the time of any grant or exercise of an Option, or sale or issuance of Common Stock or other securities pursuant thereto, the Company may, as a condition precedent to the sale or issuance of such Common Stock or other securities, require from the holder of such Option (or in the event of his death, his legal representatives, legatees, or distributees) such written representations, if any, concerning his (or the transferees) intentions with regard to the retention or disposition of the Common Stock or other securities being acquired pursuant to such Option, and such written covenants and agreements, if any, as to the manner of disposal of such Common Stock or other securities as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by such holder (or in the event of his death, his legal representatives, legatees, or distributees) , will not involve a violation of the Securities Act, or any other applicable federal or state statute, rule, or regulation, as then in effect. Certificates for Common Stock or other securities, when issued, shall have appropriate legends, or statements of other applicable restrictions, endorsed thereon, and may or may not be immediately transferable.

                                   ARTICLE 13

               Taking of Record; Stock and Option Transfer Books

         In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Article 9 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Option transfer books so as to result in preventing or delaying the exercise or transfer of any Option.

                                   ARTICLE 14

                        Restrictions on Transferability

         The Options and the Option Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Article 14, which conditions are intended, inter alia, to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Option or any Option Stock. The Holder, by acceptance of an Option, agrees to be bound by the provisions of this Article 14.

                 14.1     Restrictive Legend.      (a) Except as otherwise
provided in this Article 14, each certificate for Option Stock initially issued upon the exercise of an Option, and each certificate for Option Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and are subject to the conditions specified in the 1997 Employee Stock Option Plan of CHIEF AUTO PARTS INC. No transfer of the shares represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said Plan is on file with the Secretary of CHIEF AUTO PARTS INC. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Plan."

          (b) Except as otherwise provided in this Article 14, each Option Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "The Option represented by this certificate and the underlying securities represented hereby have not been registered under the Securities Act of 1933, as amended, and are subject to the conditions specified in the 1997 Employee Stock Option Plan of CHIEF AUTO PARTS INC. No transfer of the Options represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said Plan is on file with the Secretary of CHIEF AUTO PARTS INC. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Plan."

                 14.2     Restrictions on Proposed Transfers.       Options may
not be Transferred by a Participant (other than pursuant to Sections 19.1 or 19.2, by will or the laws of descent or distribution or pursuant to a valid qualified domestic relations order as defined in the Code) and may be exercised during the lifetime of a Participant only by such Participant, except pursuant to a qualified domestic relations order as defined by the Code, or as otherwise permitted in the Plan.

                                   ARTICLE 15

                             Supplying Information

         The Company shall cooperate with each Holder of an Option and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Common Stock.

                                   ARTICLE 16

                               Loss or Mutilation

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of an Option Certificate and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, Company will execute and deliver in lieu hereof a new Option Certificate of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if such Option Certificate in identifiable form is surrendered to Company for cancellation.

                                   ARTICLE 17

                               Office of Company

         As long as any of the Options remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of Company) where the Options may be presented for exercise, registration of transfer, division or combination as provided in this Plan.

                                   ARTICLE 18

                       Financial and Business Information

                 18.1     Filings.         The Company will file on or before
the required date all regular or periodic reports (pursuant to the Exchange
Act) with the Commission and will upon written request deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any Registration Statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which shares of Common Stock are listed.

                 18.2     Confidentiality.         The Holder recognizes and
acknowledges that some of the information obtained by him or her or by his or her representative pursuant to this Agreement is not otherwise public information and agrees hereby not to disclose any such non-public information, in whole or in part, to any Person for any reason or purpose.

                                   ARTICLE 19

                                 Tax Repurchase

         To the extent that (i) a Participant exercises Options and incurs a tax liability in respect of such exercise and (ii) the Option Stock underlying such Options is not then registered under an effective Registration Statement, then, upon written consent of the Company, which may be withheld at its sole discretion, such Participant shall be entitled to cause the Company to purchase from such Participant a number of shares of Option Stock (at their then Fair Market Value) (the "Tax Shares") equal to the quotient obtained from (A) the product of (x) the excess, if any, of the Fair Market Value of the Option Stock received upon the exercise of such Options over the Option Price for such Options multiplied by (y) the maximum applicable combined federal, state, and local tax rate for individuals in Participant's place of residence then in effect, divided by (B) the Fair Market Value (expressed on a per share basis) of the shares of Option Stock so received. Notwithstanding the foregoing sentence, the Company shall be relieved of its obligation to repurchase the Tax Shares to the extent that it is prohibited by applicable law or the terms of its outstanding indebtedness from making such repurchase. Elections to surrender shares for this purpose will be subject to the following restrictions: (a) the election must be made on or prior to the date on which the amount of tax to be withheld is determined, (b) the election must be irrevocable, (c) the election shall be subject to disapproval by the Compensation Committee, and (d) if the person is an officer, director, or 10% shareholder of the Company within the meaning of Section 16 of the Exchange Act and the rules thereunder, the election shall be subject to such additional restrictions as the Compensation Committee may impose in an effort to secure the benefits of any rules or regulations thereunder.

                                   ARTICLE 20

                           No Rights as Stockholders

         Except as provided in Section 9.2 hereof, until and except to the extent a Holder exercises an Option, no Option shall entitle a Holder to any voting, economic or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of any Option or the interests represented hereby or by the Option Stock. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

                                   ARTICLE 21

                                 Miscellaneous

                 21.1 Terms and Conditions of Options. The terms and conditions of each Option granted under the Plan shall be substantially as set forth herein. Each Participant shall receive an Option Certificate substantially in the form of Schedule 1 or Schedule 2 evidencing such Participant's Options.

                 21.2 Effect of the Plan on Employment Relationship. Neither the Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide services to) the Company, or limit in any respect the right of the Company to terminate such Participant's employment or other relationship with the Company, as the case may be, at any time, for any reason.

                 21.3     Amendment of the Plan.   The Board of Directors may
amend the Plan from time to time as it deems desirable, subject to the provisions contained herein. However, upon the Common Stock becoming subject to the Exchange Act, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Article 9) the aggregate number of shares of Common Stock for which Options may be granted hereunder, (ii) to materially increase the benefits accruing to Participants,
(iii) to materially modify the requirements as to the eligibility for participation in the Plan, or (iv) to make any other change requiring stockholder approval under (A) any applicable rule, regulation, or procedure of any national securities exchange or securities association upon which any securities of the Company are listed (or any listing agreement with any such securities exchange or securities association), or (B) Rule 16b-3 promulgated under the Exchange Act, without the approval of the holders of a majority of the outstanding stock of the Company entitled to vote thereon at a meeting.

                 21.4 Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate on May 31, 2007. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                 21.5     Effective Date of the Plan.       The Plan shall be
effective as of June 1, 1997, provided that it is approved by the holders of all the outstanding Common Stock of the Company within twelve (12) months thereafter, and will be null and void ab initio if not approved by such holders within such time.

                 21.6     Severability.    Wherever possible, each provision of
this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Plan.

                 21.7     Headings.        The headings used in this Plan are
for the convenience of reference only and shall not, for any purpose, be deemed a part of this Plan.

                 21.8     Governing Law.   This Plan shall be governed by the
laws of the State of Delaware, without regard to the provisions thereof relating to conflict of laws.

                 21.9     Entire Agreement.        The Plan in its entirety and
the Option Certificates issued to each Participant constitute the entire agreement between the Company and each Participant in respect of the subject matter hereof and hereby terminates, cancels and supersedes any and all other negotiations, understandings and written and verbal agreements between the parties relating to the subject matter hereof.

                 21.10    Arbitration.     Any controversy, dispute or claim
hereunder shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, using a single arbitrator. Judgment upon any award rendered by such arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in the City and State of the Company's principal executive office. In connection with arbitration conducted in accordance herewith the prevailing party shall be entitled to recover its reasonable attorney's fees.

                 21.11    Inurement of Rights and Obligations.      The rights
and obligations under the Plan and any related agreements shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Participants and their beneficiaries and legal representatives.

                 21.12    Tax and Securities Law Treatment.         The Company
is not responsible for, and makes no representation or warranty whatsoever as to the tax or securities law treatment hereunder, and each Participant should consult his or her own tax and legal advisor.

                 21.13 Representations of Participants. By accepting Options pursuant to the Plan, each Participant represents and warrants that it is acquiring the Options (and, upon exercise of the Options, the Option Stock) for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and each Participant understands that (i) neither the Options nor the Option Stock has been registered with the Commission, nor are they exempt therefrom by reason of their issuance in a transaction exempt from the registration requirements of the Commission, and (ii) the Options and Option Stock must be held indefinitely by each Participant unless a subsequent disposition thereof is registered under the Securities Act, and the securities laws of any applicable state or other jurisdiction, or is exempt from such registration, subject further to other restrictions on transfer set forth in Article 14.

                 21.14    Notice Generally.        Any notice, demand, request,
consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of an Option shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                 (a) If to any Holder or holder of Option Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                 (b)      If to the Company, at:

                          Chief Auto Parts Inc.
                          One Lincoln Centre
                          5400 LBJ Freeway, Suite 200
                          Dallas, Texas 75240
                          Attention: Corporate Secretary
                          Telephone: (972) 341-2000
                          Telecopier: (972) 341-2317

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                 21.15    Remedies.        Each holder of Options and Option
Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Article 14 of this Plan. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Article 14 of this Plan and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                 21.16    Successors and Assigns.  Subject to the provisions of
Section 8.1 and Article 14, Options issued hereunder and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of the Plan are intended to be for the benefit of all Holders from time to time of any Options and, with respect to Article 14 hereof, holders of Option Stock, and shall be enforceable by any such Holder or holder of Option Stock. The Company may, in its sole discretion, at any time and from time to time, assign its purchase rights and obligations under this Plan; provided, however, that no assignment of the Company's obligations shall relieve the Company from any liability with respect thereto; and provided further, that at no time shall the Company be under any obligation to assign its purchase rights or obligations under this Plan (including, without limitation, where such assignment would enable an assignee to purchase a holder's Options or Option Stock at a time when the Company would not be able to do so).

                 21.17    Amendment.       Subject to the requirements of (i)
any applicable rule, regulations, or procedure of any national securities exchange or securities association upon which any securities of the Company are listed (or any listing agreement with any such securities exchange or securities association), or (ii) Rule 16b-3 promulgated under the Exchange Act, any Option and all other Options may be modified or amended or the provisions hereof waived with the written consent of Company and the Majority Holders, provided that no such Option may be modified or amended to reduce the number of shares of Common Stock for which such Option is exercisable or to increase the price at which such shares may be purchased upon exercise of such Option (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

                                   SCHEDULE 1

                           FORM OF OPTION CERTIFICATE

         THE OPTIONS REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE 1997 EMPLOYEE STOCK OPTION PLAN OF CHIEF AUTO PARTS INC. NO TRANSFER OF THE OPTIONS REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF SAID PLAN IS ON FILE WITH THE SECRETARY OF CHIEF AUTO PARTS INC. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH PLAN.

                        Options to Receive Common Stock
                    $.01 par value, of CHIEF AUTO PARTS INC.

No. ___________________________            ________________________Options

          This Option Certificate certifies that __________________ or registered assigns is the registered owner of ____ __________________ Options, each Option entitling such owner to purchase initially 1 share of common stock, $.01 par value ("Common Stock"), of Chief Auto Parts Inc., a Delaware corporation (the "Company") at the price of $_______________ ____ per share (the "Option Exercise Price"), subject to the terms and conditions hereof and of the Plan hereinafter referred to below. The holder ("Holder") may exercise the Options evidenced hereby by providing certain information set forth herein and by paying in full, in lawful money of the United States of America in cash, by certified check or official bank check, by bank wire transfer, or any combination of the foregoing, the Option Exercise Price for each Option exercised to the Company and by surrendering this Option Certificate, with the exercise form attached hereto duly executed.

          The Options are issued under a 1997 Employee Stock Option Plan (the "Plan") and are subject to the terms and provisions contained in the Plan, which are incorporated by reference in and made a part of this Option Certificate, to all of which terms and provisions the Holder of this Option Certificate consents by acceptance hereof. The Holder acknowledges that a copy of the Plan has been provided to the Holder. Additional copies of the Plan are on file at the offices, of the Company. All capitalized terms not otherwise defined herein shall have the meaning assigned such term in the Plan. The following is a summary of the terms and provisions of the Plan.

1.       General

         Each Option entitles the holder to purchase 1 share of Common Stock of the Company subject to adjustment in certain circumstances as set forth in the Plan (the "Option Exercise Number") at an exercise price of $_________________ per share. Each Option not exercised prior to 5:00 p.m., New York City time, on __________________, 2007 [insert date 10 years from date of certificate], or such earlier time as may be specified in the Plan (the "Expiration Date"), shall become void and all rights thereunder and all rights in respect thereof and under the Plan shall cease as of such time.

          Options will be in registered form only and each certificate will be exchangeable without service charge for similar certificates of different denominations at the office of the Company. In lieu of issuing fractional shares of Common Stock upon exercise of the Options, the Company shall pay cash in an amount equal to the same fraction of the Fair Market Value (as defined in the Plan) of a share of Common Stock.

2.        Vesting

          Options shall vest and become exercisable at the rate of twenty-five percent (25%) per year on each anniversary date of the effective date of grant with respect to which the Participant is employed (each such date being a "Vesting Date").

          Notwithstanding the foregoing, the portion of an Option which would otherwise vest and become exercisable on the next succeeding Vesting Date shall vest immediately on the earliest of: (i) the Participant's date of involuntary termination of employment or other relationship with the Company other than for Cause, (ii) the date on which the Participant's employment or other relationship with the Company is terminated on account of death or permanent disability, or (iii) the occurrence of a Change of Control. Any Options which are not vested in accordance with the preceding provisions shall terminate immediately upon a Participant's termination of employment or other relationship with the Company or, if earlier, upon the occurrence of a Change of Control, subject to the Company's reissuance of such Options pursuant to the terms of the Plan.

3.        Other Provisions

          This Option Certificate is subject to the other terms and conditions of the Plan, including certain put and call rights.

4.        Miscellaneous

          This Option Certificate shall not entitle the Holder hereof to any of the rights of a holder of Common Stock of the Company, including, without limitation, the right to vote at or receive notice of meetings of the stockholders of the Company, except as specifically set forth in the Plan.

          IN WITNESS WHEREOF, the Company has caused this Option Certificate to be duly executed under its corporate seal.

                                           CHIEF AUTO PARTS INC.
Attest:

                                           By:
---------------------------------             ----------------------------------
                                           Its:
                                               ---------------------------------
[SEAL]

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                 [To be executed only upon exercise of Option]


          The undersigned registered owner of this Option irrevocably exercises this Option for the purchase of _________ shares of Common Stock of CHIEF AUTO PARTS INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Option and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is ________________________ and, if such shares of Common Stock shall not include all of the shares of Common
Stock issuable as provided in this Option, that a new Option of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



            -----------------------------------
            (Name of Registered Owner)

            -----------------------------------
            (Signature of Registered Owner)

            -----------------------------------
            (Street Address)

            -----------------------------------
            (City)      (State)     (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Option Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                   EXHIBIT B

                                ASSIGNMENT FORM



          FOR VALUE RECEIVED the undersigned registered owner of this Option hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Option, with respect to the number of shares of Common Stock set forth below:

                                             No. of Shares
                                             ---------------
Name and Address of Assignee                 of Common Stock
----------------------------                 ---------------





and does hereby irrevocably constitute and appoint ___________________________ attorney-in-fact to register such transfer on the books of CHIEF AUTO PARTS INC. maintained for the purpose, with full power of substitution in the premises.

Dated:                                    Print Name:
      ----------------------------                   ---------------------------

                      Signature:
                                -------------------------------

                      Witness:
                              ---------------------------------



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Option Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                   SCHEDULE 2

                           FORM OF OPTION CERTIFICATE

         THE OPTIONS REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE 1997 EMPLOYEE STOCK OPTION PLAN OF CHIEF AUTO PARTS INC. NO TRANSFER OF THE OPTIONS REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF SAID PLAN IS ON FILE WITH THE SECRETARY OF CHIEF AUTO PARTS INC. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH PLAN.

                        Options to Receive Common Stock
                    $.01 par value, of CHIEF AUTO PARTS INC.

No.                                                                     Options
   -----------------------                        --------------------


         This Option Certificate certifies that _______________________________ or registered assigns is the registered owner of ______________________________ Options, each Option entitling such owner to purchase initially 1 share of common stock, $.01 par value ("Common Stock"), of Chief Auto Parts Inc., a Delaware corporation (the "Company") at the price of $____________________ per share (the "Option Exercise Price"), subject to the terms and conditions hereof and of the Plan hereinafter referred to below. The holder ("Holder") may exercise the Options evidenced hereby by providing certain information set forth herein and by paying in full, in lawful money of the United States of America in cash, by certified check or official bank check, by bank wire transfer, or any combination of the foregoing, the Option Exercise Price for each Option exercised to the Company and by surrendering this Option Certificate, with the exercise form attached hereto duly executed.

         The Options are issued under a 1997 Employee Stock Option Plan (the "Plan") and are subject to the terms and provisions contained in the Plan, which are incorporated by reference in and made a part of this Option Certificate, to all of which terms and provisions the Holder of this Option Certificate consents by acceptance hereof. The Holder acknowledges that a copy of the Plan has been provided to the Holder. Additional copies of the Plan are on file at the offices of the Company. All capitalized terms not otherwise defined herein shall have the meaning assigned such term in the Plan. The following is a summary of the terms and provisions of the Plan.

1.        General

          Each Option entitles the holder to purchase 1 share of Common Stock of the Company subject to adjustment in certain circumstances as set forth in the Plan (the "Option Exercise Number") at an exercise price of $______ per share. Each Option not exercised prior to 5:00 p.m., New York City time, on _______________, 2007 [insert date 10 years from date of certificate], or such earlier time as may be specified in the Plan (the "Expiration Date"), shall become void and all rights thereunder and all rights in respect thereof and under the Plan shall cease as of such time.

          Options will be in registered form only and each certificate will be exchangeable without service charge for similar certificates of different denominations at the office of the Company. In lieu of issuing fractional shares of Common Stock upon exercise of the Options, the Company shall pay cash in an amount equal to the same fraction of the Fair Market Value (as defined in the Plan) of a share of Common Stock.

2.        Vesting

          Options shall vest and become exercisable at the rate of twenty-five percent (25%) per year on each anniversary date of the effective date of grant with respect to which the Participant is employed or is a director of the Company (each such date being a "Vesting Date").

          Notwithstanding the foregoing: (i) the portion of an Option which would otherwise vest and become exercisable on the next succeeding Vesting Date shall vest immediately on the earliest of the Participant's date of involuntary termination of employment or other relationship with the Company other than for Cause, (ii) the portion of an option which would otherwise vest and become exercisable on the next succeeding Vesting Date shall vest immediately on the earliest of the date on which the Participant's employment or other relationship with the Company is terminated on account of death or permanent disability, and (iii) all of a Participant's Options not yet vested shall immediately vest upon the occurrence of a Change of Control. Any Options which are not vested in accordance with the preceding provisions shall terminate immediately upon a Participant's termination of employment or other relationship with the Company or, if earlier, upon the occurrence of a Change of Control, subject to the Company's reissuance of such Options pursuant to the terms of the Plan.

3.        Other Provisions

          This Option Certificate is subject to the other terms and conditions of the Plan, including certain put and call rights.

4.        Miscellaneous

          This Option Certificate shall not entitle the Holder hereof to any of the rights of a holder of Common Stock of the Company, including, without limitation, the right to vote at or receive notice of meetings of the stockholders of the Company, except as specifically set forth in the Plan.

          IN WITNESS WHEREOF, the Company has caused this Option Certificate to be duly executed under its corporate seal.

                                    CHIEF AUTO PARTS INC.
Attest:
                                    By:
                                        ----------------------------------------
                                    Its:
-----------------------------           ----------------------------------------


[SEAL]

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                 [To be executed only upon exercise of Option]


          The undersigned registered owner of this Option irrevocably exercises this Option for the purchase of _________ ______ shares of Common Stock of CHIEF AUTO PARTS INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Option and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to___ ____________________________________________whose address is ____________________________________________________________ and, if
such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Option, that a new Option of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



                   __________________________________________
                   (Name of Registered Owner)

                   __________________________________________
                   (Signature of Registered owner)

                   __________________________________________
                   (Street Address)

                   __________________________________________
                   (City)     (State)     (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Option Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                   EXHIBIT B

                                ASSIGNMENT FORM



          FOR VALUE RECEIVED the undersigned registered owner of this option hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this option, with respect to the number of shares of common Stock set forth below:

                                                            No. of Shares
                                                            -------------
Name and Address of Assignee                                of Common Stock
----------------------------                                ---------------





and does hereby irrevocably constitute and appoint attorney-in-fact to register such transfer on the books of CHIEF AUTO PARTS INC. maintained for the purpose, with full power of substitution in the premises.


Dated:                         Print Name:
       ---------------                    --------------------------------------

                               Signature:
                                         ---------------------------------------

                               Witness:
                                       -----------------------------------------



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Option Certificate in every particular, without alteration or enlargement or any change whatsoever.